SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

   Filed by the Registrant  |X|
   Filed by a Party other than the Registrant  |_|

   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                     |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
   |_| Definitive Proxy Statement
   |X| Definitive Additional Materials
   |_| Soliciting Material Under Rule 14a-12

                               INTELLIGROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

   (5) Total fee paid:
--------------------------------------------------------------------------------

   |_| Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:
--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

   (3) Filing Party:
--------------------------------------------------------------------------------

   (4) Date Filed:
--------------------------------------------------------------------------------

PRESS RELEASE

                               [Graphic Omitted]
                                  Intelligroup
                      Creating the Intelligent Enterprise


FOR IMMEDIATE RELEASE


CONTACT:

Nick Visco - Chief Financial Officer                 (732) 590-1600

            INTELLIGROUP RESPONDS TO ASHOK PANDEY'S JULY 9 SEC FILING

Edison, NJ (July 11, 2002): Intelligroup, Inc. (NASDAQ: ITIG) ("Intelligroup" or the "Company") issued the following comments in response to statements made by Mr. Ashok Pandey in his most recent SEC filing, which is purportedly being distributed to shareholders of Intelligroup. The Company feels that its shareholders deserve to know additional facts that Mr. Pandey neglected to include in his statements, and should not be swayed by Mr. Pandey's statements.

With respect to Mr. Pandey's statement relating to the Company's adjournment of the annual meeting, you should know:

o JUST DAYS BEFORE THE SCHEDULED ANNUAL MEETING, MR. PANDEY FILED A LAWSUIT IN FEDERAL COURT IN AN ATTEMPT TO BLOCK ONE MAJOR SHAREHOLDER FROM CASTING HIS VOTES IN FAVOR OF THE COMPANY'S SLATE OF NOMINEES;

o WE BELIEVE BASED ON AFFIDAVITS FROM SUCH SHAREHOLDER THAT MR. PANDEY PRESENTED ERRONEOUS FACTS TO THE FEDERAL COURT IN ORDER TO OBTAIN THE RELIEF HE SOUGHT;

o THE COMPANY REACTED TO THIS ATTEMPT TO DISENFRANCHISE ONE OF ITS LARGEST INDIVIDUAL SHAREHOLDERS BY ADJOURNING THE MEETING, TO ALLOW SUFFICIENT TIME FOR THE COURT TO DECIDE ON THE MERITS OF MR. PANDEY'S CLAIMS;

o JUDGE MESSINA, OF THE SUPERIOR COURT OF NEW JERSEY, FOUND THAT THE ANNUAL MEETING WAS PROPERLY ADJOURNED UNTIL JULY 16, 2002, BY THE COMPANY AND THAT MR. PANDEY'S OWN CONDUCT PREVENTED HIM FROM COMPLAINING ABOUT THE COMPANY'S ADJOURNMENT OF THE ANNUAL MEETING; AND

o THE COMPANY DID NOT WANT TO ADJOURN THE ANNUAL MEETING AND INCUR ADDITIONAL EXPENSE, BUT FELT COMPELLED TO DO SO IN LIGHT OF MR. PANDEY'S DESPERATE ELEVENTH-HOUR ACTIONS.



                                     -more-

Page 2:  Intelligroup Responds to Ashok Pandey's July 9 SEC Filing


With respect to Mr. Pandey's statement relating to the decline in share price, you should know:

o THAT SHARES WERE TRADING AT JUST ABOVE $1.00 WHEN MR. PANDEY LEFT THE COMPANY IN DECEMBER 2000;

o MR. PANDEY WAS THE COMPANY'S CO-CHIEF EXECUTIVE OFFICER DURING THE TIME IN WHICH THE SHARE PRICE DECLINED FROM APPROXIMATELY $15.00 TO JUST $1.19, AS OF HIS LAST DAY AS CO-CHIEF EXECUTIVE OFFICER; AND

o    THE COMPANY'S SHARES CLOSED ON JULY 10, 2002 AT $1.37.

With respect to Mr. Pandey's statement relating to last year's loss, you should know:

o    MR. PANDEY HAS NOT PROVIDED ANY FACTUAL BASIS FOR HIS ASSERTION;

o MR. PANDEY HAS NOT DEMONSTRATED IN ANY WAY THAT A MORE TIMELY RESOLUTION OF THE UNDERLYING ISSUES WAS POSSIBLE OR WOULD HAVE IN ANY WAY RESULTED IN A LOWER CHARGE AGAINST INCOME FOR THE YEAR 2001; AND

o THE COMPANY BELIEVES THAT IT HAS ACTED IN A TIMELY AND REASONABLE MANNER WITH RESPECT TO ALL BUSINESS DECISIONS, AND REJECTS THE NOTION THAT MR. PANDEY HAS A MAGIC WAND TO DEAL WITH SUCH ISSUES.

With respect to Mr. Pandey's statement relating to Mr. Valluripalli's bonus, you should know:

o THE COMPANY WEATHERED A STORM DURING 2001 THAT SENT A NUMBER OF ITS PEERS AND COMPETITORS TO THEIR DEMISE, AND HELD STEADY IN THE FACE OF SIGNIFICANT CHALLENGES;

o THE COMPANY BELIEVES MR. VALLURIPALLI HAS MANNED THE HELM WITH UNWAVERING COMMITMENT THROUGHOUT THIS PERIOD, BUILDING A SOLID TEAM AND ESTABLISHING AND MAINTAINING CUSTOMER RELATIONSHIPS;

o MR. VALLURIPALLI'S ACCOMPLISHMENTS WERE CLEARLY RECOGNIZED BY ISS IN REPORTING THEIR VOTING RECOMMENDATION TO INSTITUTIONAL SHAREHOLDERS, WHEREIN THEY STATED "THE COMPANY HAS HAD PROFITABLE QUARTERS SINCE THE FIRST QUARTER IN 2001...MOREOVER, THE COMPANY'S STOCK OUTPERFORMED ITS PEER GROUP AND THE NASDAQ MARKET OVER THE LAST YEAR. BASED ON THESE RESULTS, ISS CANNOT CONCLUDE THAT THE BONUS PROVIDED TO MR. VALLURIPALLI WAS UNDESERVED OR UNREASONABLE."; AND

o MR. PANDEY AGREED TO ACCEPT A HANDSOME PAYOUT WHEN HE WAS ASKED TO LEAVE THE COMPANY, EVEN THOUGH THE COMPANY WAS STILL LOSING MONEY AT THAT TIME.


                                     -more-

Page 3:  Intelligroup Responds to Ashok Pandey's July 9 SEC Filing


With respect to Mr. Pandey's statement relating to Mr. Valluripalli's economic interest in the Company, you should know:

o MR. VALLURIPALLI SEARCHED FOR AND CONSIDERED ALL ALTERNATIVES IN ORDER TO PREVENT HIS SHARES FROM BEING SOLD PURSUANT TO HIS PLEDGE AGREEMENT WITH A THIRD PARTY BANK; AND

o MR. VALLURIPALLI HAS WORKED TIRELESSLY OVER THE PERIODS BOTH BEFORE AND AFTER THE SALE OF HIS SHARES TO ENSURE THAT THE COMPANY AND ITS ENTIRE TEAM REMAINED FOCUSED AND DEDICATED TO STRIVING FOR SUCCESS, EVEN IN THE FACE OF UNCERTAIN ECONOMIC CONDITIONS.

With respect to Mr. Pandey's statement relating to the Company's lawsuit against certain shareholders, you should know:

o THE COMPANY FILED THE LAWSUIT IN FEDERAL COURT AGAINST MR. PANDEY, TAIB SECURITIES, INC., BEECHROCK HOLDINGS LIMITED AND BRAYDON HOLDINGS LIMITED BECAUSE IT BELIEVES THAT SUCH PARTIES HAVE ENGAGED IN FEDERAL SECURITIES LAWS VIOLATIONS IN CONNECTION WITH THE CURRENT PROXY CONTEST BY FAILING TO PROPERLY DISCLOSE TO THE COMPANY'S SHAREHOLDERS THE NATURE AND EXTENT OF THEIR RELATIONSHIP AND AGREEMENT TO ATTEMPT TO TAKE CONTROL OF THE COMPANY; AND

o MR. PANDEY IS CRITICAL OF THE COMPANY'S LEGAL ACTIONS, DESPITE THE FACT THAT APPROXIMATELY ONE WEEK EARLIER HE FILED SUIT AGAINST THE LARGEST INDIVIDUAL SHAREHOLDER WHO HAD INDICATED HE WOULD BE VOTING FOR THE COMPANY'S SLATE OF NOMINEES, IN AN ATTEMPT TO BLOCK HIS VOTES FROM BEING COUNTED.

SHAREHOLDERS SHOULD ALSO BE AWARE THAT WITH RESPECT TO MR. PANDEY'S RECENT PURCHASE OF A LARGE BLOCK OF SHARES, THE SELLER OF SUCH SHARES ADVISED THE COMPANY THAT MR. PANDEY PURCHASED SUCH SHARES UNDER THE CONDITION THAT THE SELLER VOTE FOR MR. PANDEY'S SLATE OR TRANSFER THE RIGHT TO VOTE SUCH SHARES TO MR. PANDEY HIMSELF.

THE COMPANY'S CURRENT MANAGEMENT HAS BEEN COMMITTED TO PROVIDING VISIBILITY TO FINANCIAL RESULTS AND OPERATING STRATEGY, CANDID, CLEAR PROJECTIONS FOR FUTURE EXPECTATIONS, AND DIRECT AND FULL DISCLOSURE OF FACTS AND ISSUES. THE COMPANY BELIEVES IT HAS CONTINUED TO EARN YOUR TRUST BY HOLDING TO THESE COMMITMENTS DURING THIS PROXY CONTEST.

THE COMPANY HAS DONE ITS BEST TO ALERT SHAREHOLDERS TO ALL OF THE FACTS IN THIS EXPENSIVE PROXY CONTEST IN ORDER TO PROVIDE SHAREHOLDERS WITH THE INFORMATION NECESSARY TO MAKE A FULLY INFORMED DECISION. SHAREHOLDERS ARE URGED TO CONSIDER ALL THESE FACTS IN DECIDING HOW TO VOTE.

The Annual Meeting is only a few days away. The Company urges you to vote your BLUE proxy. Shareholders who have not yet submitted their proxy cards or wish to change their vote are encouraged to vote FOR the Company's nominees, by signing, dating and returning the BLUE proxy card as soon as possible. Any shareholder needing


                                     -more-

Page 4:  Intelligroup Responds to Ashok Pandey's July 9 SEC Filing


assistance with voting should contact Georgeson Shareholder Communications at 1-866-811-4115, or Nicholas Visco, the Company's Chief Financial Officer, at 732-590-1600.

ABOUT INTELLIGROUP
Intelligroup, Inc. is a leading global technology solutions and services provider. Intelligroup develops, implements and supports integrated industry-specific enterprise, e-commerce and m-commerce software applications. Intelligroup's high quality onsite/offshore delivery model combined with a comprehensive suite of tools provide customers with a faster time-to-market and lower total cost of ownership in deploying their mission-critical applications. Intelligroup has operations in the Americas, UK, Sweden, Denmark, India, Australia, New Zealand, Japan, Hong Kong and Singapore/Indonesia. Intelligroup has been quoted on the Nasdaq National Market (ticker ITIG) since September 1996.

Visit Intelligroup on the Internet at http://www.intelligroup.com.
                                      ---------------------------

SAFE HARBOR STATEMENT

Certain statements contained herein, including statements regarding the development of services and markets and future demand for services and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby.

Factors that could cause actual results to differ materially include, but are not limited to, variability of quarterly operating results, continued uncertainty of the IT and ASP markets and revenues derived from anticipated ASP hosting and application management business, uncertainty in revenues for traditional professional services offerings, loss of one or more significant customers, reliance on large projects, concentration of revenue, ability to attract and retain professional staff, dependence on key personnel, ability to manage growth effectively, risks associated with acquisitions including integration risks, risks associated with strategic partnerships, various project-associated risks, including termination with short notice, substantial competition, general economic conditions, risks associated with intellectual property rights, risks associated with international operations and other risk factors listed from time to time in Intelligroup's filings and reports with the Securities and Exchange Commission.

Intelligroup and the Intelligroup logo are registered trademarks and 'Creating the Intelligent Enterprise', 4Sight, 4Sight Plus, ASPPlus, myADVISOR, ASPPlus Power Upgrade Services and Uptimizer are service marks of Intelligroup in the U.S. and other countries. All other trademarks and company names mentioned are the property of their respective owners.